1st Pacific Bancorp Reports 2008 Year End Results

SAN DIEGO, CA -- (Marketwire - January 30, 2009) - 1st Pacific Bancorp (NASDAQ: FPBN), the holding company for 1st Pacific Bank of California, today reported a net loss for the year ended December 31, 2008 of $14.9 million, or ($3.01) per diluted share, compared to net income of $2.5 million, or $0.52 per diluted share, for the year ended December 31, 2007. The net loss was primarily the result of a one-time, non-recurring 100% write down of goodwill in the amount of $10.4 million and $8.95 million in provisions for loan losses during the year. Additionally, rapidly falling interest rates caused significant compression of our net interest margin compared to the prior year.

1st Pacific Bank remains "well-capitalized" by regulatory standards, with a Total Risk-Based capital ratio of 10.36% and a Tier 1 Risk-Based capital ratio of 7.83%. To be considered "well-capitalized" a bank must have over 10% Total Risk-Based capital and 6% Tier 1 Risk-Based capital. The non-cash charge for goodwill impairment did not impact the calculation of regulatory capital because goodwill and other intangibles are excluded from regulatory capital.

Compared to December 31, 2007, loans as of December 31, 2008 increased from $349.8 million to $358.9 million, an increase of 2.6%, deposits declined from $345.4 million to $333.9 million, a decrease of 3.3% and total assets increased from $414.7 million to $427.9 million, an increase of 3.2%.

As of December 31, 2008, our loan loss reserve was $5.1 million, or 1.42% of total loans outstanding. The year-end provision for loan losses followed an extensive review of the entire loan portfolio. Nonperforming assets as of December 31, 2008 totaled $13.6 million. "The determination of the adequacy of the loan loss reserve took into consideration the reasonable potential for loans returning to a performing status and the adequacy of the collateral securing those loans," said President and Chairman of the Board Ron Carlson.

"The bank has a diversified deposit base provided by our eight branches and we maintain substantial additional liquidity sources through lines of credit established with the Federal Home Loan Bank and the Federal Reserve Bank," commented Jim Burgess, Chief Financial Officer. He further indicated that the bank is participating in the Federal Deposit Insurance Corporation program in which all non-interest bearing deposits are fully insured by the FDIC through December 31, 2009, regardless of amount. Recent increases in FDIC insurance for interest bearing deposits as well as the bank's ability to use the CDARS program provide our depositors the ability to obtain the maximum FDIC insurance for their accounts.

"The Board of Directors and management team are focused on improving asset quality, reducing the level of problem assets and returning to profitability. While this was a challenging year for the banking industry we are cautiously optimistic that we will make meaningful progress in these areas in the next few quarters," said Carlson.

About 1st Pacific Bancorp

1st Pacific Bancorp is the holding company for 1st Pacific Bank of California, San Diego's leading local business bank. The Bank offers a full complement of business products and services to meet the needs of professional firms, small to mid-sized businesses, their owners and employees. 1st Pacific Bank has offices in University Town Center, the Tri-Cities area of Oceanside, Mission Valley, Inland North County, El Cajon, La Jolla, Solana Beach and downtown San Diego. For additional information, visit the company's website at www.1stpacbank.com.

Safe Harbor Statement. This news release contains comments or information that constitutes forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices; levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by 1st Pacific Bancorp with the Securities and Exchange Commission. 1st Pacific Bancorp undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

1st Pacific Bancorp
Fourth Quarter 2008 Results
(Unaudited)

                               Dec 31, 2008   Sept 30, 2008  Dec 31, 2007
                               -------------  -------------  -------------
ASSETS
Cash and due from banks        $   6,482,153  $   9,705,635  $   6,397,189
Federal funds sold                18,010,000     17,110,000     11,160,000
                               -------------  -------------  -------------
   Total cash and cash
    equivalents                   24,492,153     26,815,635     17,557,189

Investment securities
 available for sale               25,052,874     26,398,344     23,746,429
FRB, FHLB and other equity
 stock, at cost                    4,611,400      4,942,850      3,184,200

Construction & Land              109,592,264    116,697,199    125,661,143
Residential & Comm'l RE          147,965,134    147,698,994    120,530,541
SBA 7a & 504 Loans                 8,820,177      9,837,192     15,880,428
Commercial Loans                  76,185,892     75,430,725     77,581,769
Other Consumer                    16,296,228     16,030,939     10,164,841
                               -------------  -------------  -------------
   Total loans and leases        358,859,695    365,695,049    349,818,722
Allowance for Loan Losses         (5,085,915)    (4,072,629)    (4,516,625)
                               -------------  -------------  -------------
   Total loans and leases, net   353,773,780    361,622,420    345,302,097

Premises and Equipment, net        3,611,224      3,753,724      4,094,785
Other Real Estate Owned            1,390,000              0              0
Goodwill and Other Intangible
 Assets                            1,312,544     11,761,501     11,906,536
Accrued Interest and Other
 Assets                           13,614,311     10,261,628      8,856,089

                               -------------  -------------  -------------
   Total Assets                $ 427,858,286  $ 445,556,102  $ 414,647,325
                               =============  =============  =============

LIABILITIES AND STOCKHOLDERS'
 EQUITY
Deposits:
   Noninterest-bearing demand  $  62,534,489  $  70,505,740  $  73,366,761
   Interest bearing checking      16,730,751     14,898,330     16,344,597
   Savings and Money Market       77,037,436     88,076,365     98,639,209
   Time Deposits                 177,533,418    184,118,960    157,011,040
                               -------------  -------------  -------------
Total Deposits                   333,836,094    357,599,395    345,361,607

Subordinated Debentures           10,155,000     10,155,000     10,155,000
Other borrowed money              50,000,000     30,000,000     10,000,000
Accrued interest and other
 liabilities                       4,337,719      4,333,754      4,156,771
                               -------------  -------------  -------------
   Total liabilities             398,328,813    402,088,149    369,673,378

Shareholders' Equity:
Common stock and additional
 paid-in capital                  37,787,745     37,687,862     37,378,697
Retained Earnings                 (7,262,675)     6,399,787      7,649,040
Accumulated other
 comprehensive income(loss)         (995,597)      (619,696)       (53,790)
                               -------------  -------------  -------------
   Total shareholders' equity     29,529,473     43,467,953     44,973,947

                               -------------  -------------  -------------
   Total liabilities and
    shareholders' equity       $ 427,858,286  $ 445,556,102  $ 414,647,325
                               =============  =============  =============

1st Pacific Bancorp
Fourth Quarter 2008 Results
(Unaudited)

                        THREE MONTHS ENDED          TWELVE MONTHS ENDED
                    Dec 31, 2008   Dec 31, 2007 Dec 31, 2008   Dec 31, 2007
                    -------------  ------------ -------------  ------------
INTEREST INCOME
Loans, including
 fees               $   5,733,790  $  7,273,105 $  25,103,569  $ 27,241,609
Investment
 securities               353,375       376,017     1,798,850       951,054
Federal funds sold         28,482       261,502       326,031     1,008,764
                    -------------  ------------ -------------  ------------
   Total interest
    income              6,115,647     7,910,624    27,228,450    29,201,427
                    -------------  ------------ -------------  ------------

INTEREST EXPENSE
Deposits                2,025,186     2,909,219     8,675,814    10,747,435
Subordinated debt
 and other
 borrowings               402,673       297,920     1,694,384     1,212,927
                    -------------  ------------ -------------  ------------
   Total interest
    expense             2,427,859     3,207,139    10,370,198    11,960,362
                    -------------  ------------ -------------  ------------

Net Interest Income     3,687,788     4,703,485    16,858,252    17,241,065

Provision for Loan
 Losses                 5,150,000       150,000     8,950,000       338,000
                    -------------  ------------ -------------  ------------

  Net interest
   income after
   provision
   for loan losses     (1,462,212)    4,553,485     7,908,252    16,903,065

NON INTEREST INCOME
Service charges,
 fees and other
 income                   231,486       185,624     1,123,859       581,255
Brokered loan fees
 and gains on loan
 sales                          0             0        97,824       128,283
                    -------------  ------------ -------------  ------------
   Total non
    interest income       231,486       185,624     1,221,683       709,538

NON INTEREST
 EXPENSE
Salaries and
 benefits               2,145,286     2,063,900     9,052,949     7,459,716
Occupancy and
 equipment                779,733       747,683     3,055,285     2,337,517
Goodwill and OTTI
 charges               10,664,000             0    11,164,000             0
Other expense           1,113,421     1,158,180     3,921,920     3,604,388
                    -------------  ------------ -------------  ------------
   Total non
    interest
    expense            14,702,440     3,969,763    27,194,154    13,401,621
                    -------------  ------------ -------------  ------------

   Income (Loss)
    before income
    tax expense       (15,933,166)      769,346   (18,064,219)    4,210,982

Income tax expense
 (benefit)             (2,270,703)      326,269    (3,152,503)    1,745,801

                    -------------  ------------ -------------  ------------
   Net Income
    (Loss)          ($ 13,662,463) $    443,077 ($ 14,911,716) $  2,465,181
                    =============  ============ =============  ============

Basic earnings
 (loss) per share   ($       2.74) $       0.09 ($       3.01) $       0.56
Diluted earnings
 (loss) per share   ($       2.74) $       0.09 ($       3.01) $       0.52
Average shares
 outstanding            4,980,155     4,920,795     4,961,074     4,405,191
Average diluted
 shares outstanding     4,980,155     5,163,053     4,961,074     4,709,296

1st Pacific Bancorp
Fourth Quarter 2008 Results
(Unaudited)

                                          Quarterly
(dollars in         ------------------------------------------------------
 thousands except      2008       2008       2008       2008       2007
 per share data)      4th Qtr    3rd Qtr    2nd Qtr    1st Qtr    4th Qtr
                    ----------  ---------  ---------  ---------  ---------

EARNINGS
   Net interest
    income          $    3,688      4,279      4,470      4,422      4,703
   Provision for
    loan losses     $    5,150        250      3,550          0        150
   NonInterest
    income          $      231        432        327        232        186
   NonInterest
    expense         $    4,038      3,966      4,140      3,886      3,970
   Goodwill and
    OTTI charges    $   10,664        500          0          0          0
   Net income
    (loss) as
    reported        $  (13,662)        10     (1,706)       447        443

   Basic earnings
    (loss) per
    share           $    (2.74)      0.00      (0.34)      0.09       0.09
   Diluted earnings
    (loss) per
    share           $    (2.74)      0.00      (0.34)      0.09       0.09
   Average shares
    outstanding      4,980,155  4,964,107  4,950,263  4,949,524  4,920,795
   Average diluted
    shares
    outstanding      4,980,155  5,066,774  4,950,263  5,167,393  5,163,053

PERFORMANCE RATIOS
   Return on
    average assets      -12.30%      0.01%     -1.55%      0.44%      0.42%
   Return on
    average common
    equity             -124.65%      0.09%    -14.88%      3.94%      3.91%
   Net interest
    margin                3.54%      3.90%      4.32%      4.60%      4.71%
   Efficiency ratio     375.13%     94.80%     86.32%     83.50%     81.20%

CAPITAL
   Tangible equity
    to assets             6.62%      7.31%      7.24%      8.18%      8.21%
   Tangible book
    value per share $     5.67       6.38       6.44       6.78       6.69

ASSET QUALITY
   Net loan
    charge-offs
    (recoveries)    $    4,137      3,996        223         25         98
   Allowance for
    loan losses     $    5,086      4,073      7,818      4,492      4,517
   Allowance for
    losses to total
    loans                 1.42%      1.11%      2.08%      1.31%      1.29%
   Nonperforming
    loans           $   12,264     13,816     11,640      4,255      5,554
   Other real
    estate owned    $    1,390          0          0          0          0
   Nonperforming
    assets to total
    assets                2.80%      3.10%      2.57%      1.01%      1.34%

END OF PERIOD
 BALANCES
   Total Loans      $  358,860    365,695    376,518    342,239    349,819
   Total assets     $  438,221    445,556    452,194    422,276    414,647
   Deposits         $  333,836    357,599    344,352    322,677    345,362
   Shareholders'
    equity          $   29,529     43,468     43,686     45,414     44,974
   Full-time
    equivalent
    employees              105        107        106        109        107

AVERAGE BALANCES
   Total loans      $  365,669    376,541    364,791    341,070    345,918
   Earning assets   $  412,934    435,327    415,197    385,470    396,221
   Total assets     $  440,589    460,575    442,380    411,966    423,198
   Deposits         $  347,955    351,748    334,770    338,375    352,717
   Shareholders'
    equity          $   43,485     44,152     45,989     45,489     44,905

                          12 Months
(dollars in             Year-To-Date
 thousands except   --------------------
 per share data)      2008       2007
                    ---------  ---------

EARNINGS
   Net interest
    income             16,858     17,241
   Provision for
    loan losses         8,950        338
   NonInterest
    income              1,222        710
   NonInterest
    expense            16,030     13,402
   Goodwill and
    OTTI charges       11,164          0
   Net income
    (loss) as
    reported          (14,912)     2,465

   Basic earnings
    (loss) per
    share               (3.01)      0.56
   Diluted earnings
    (loss) per
    share               (3.01)      0.52
   Average shares
    outstanding     4,961,074  4,405,191
   Average diluted
    shares
    outstanding     4,961,074  4,709,296

PERFORMANCE RATIOS
   Return on
    average assets      -3.40%      0.67%
   Return on
    average common
    equity             -33.30%      6.96%
   Net interest
    margin               4.09%      4.87%
   Efficiency ratio    150.41%     74.66%

CAPITAL
   Tangible equity
    to assets            6.62%      8.21%
   Tangible book
    value per share      5.67       6.69

ASSET QUALITY
   Net loan
    charge-offs
    (recoveries)        8,381         98
   Allowance for
    loan losses         5,086      4,517
   Allowance for
    losses to total
    loans                1.42%      1.29%
   Nonperforming
    loans              12,264      5,554
   Other real
    estate owned        1,390          0
   Nonperforming
    assets to total
    assets               2.80%      1.34%

END OF PERIOD
 BALANCES
   Total Loans        358,860    349,819
   Total assets       438,221    414,647
   Deposits           333,836    345,362
   Shareholders'
    equity             29,529     44,974
   Full-time
    equivalent
    employees             105        107

AVERAGE BALANCES
   Total loans        362,068    315,410
   Earning assets     412,297    354,009
   Total assets       438,726    370,514
   Deposits           343,248    310,654
   Shareholders'
    equity             44,774     35,431

Contact:
Ronald J. Carlson
Chairman, President/CEO
James H. Burgess
Executive Vice President/CFO
IR@1stpacbank.com
858-875-2000